Exhibit 24.1

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Stephanie A. Burns
Stephanie A. Burns
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Carter A. Cast
Carter A. Cast
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Richard W. Dreiling
Richard W. Dreiling
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Roderick D. Gillum
Roderick D. Gillum
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Zachary Gund
Zachary Gund
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ James M. Jenness
James M. Jenness
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Donald R. Knauss
Donald R. Knauss
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Mary Laschinger
Mary Laschinger
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Erica L. Mann
Erica L. Mann
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ La June Montgomery Tabron
La June Montgomery Tabron
Dated February 21, 2020

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Amended and Restated Kellogg Company 2002 Employee Stock Purchase Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Carolyn M. Tastad
Carolyn M. Tastad
Dated February 21, 2020